UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported) November 29, 2012

TELLABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9692	36-3831568
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Tellabs Center, 1415 W. Diehl Road, Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 798-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers; Compensatory Arrangements of Certain Officers

On November 29, 2012, the Board of Directors (“Board”) of Tellabs, Inc., (the “Company”) approved the appointment of Daniel P. Kelly to the office of President and Chief Executive Officer of the Company, effective immediately. Mr. Kelly, 51, has served as the Company’s acting President and CEO since June 27, 2012. A copy of the Company’s press release announcing the appointment of Mr. Kelly is filed herewith as Exhibit 99.1.

Mr. Kelly previously served as Executive Vice President of Global Products at Tellabs since 2007. Previously, Mr. Kelly was Executive Vice President of Transport Products from 2004-2007. He also served as Executive Vice President of Core Products at Tellabs. Previously, Mr. Kelly held a series of increasingly responsible positions in product engineering and research and development with over 25 years of experience in the telecommunications industry.

Mr. Kelly’s annual base salary has been set at $630,000 effective immediately. His participation in the Company’s Annual Incentive Program will be at a target annual bonus of 100% of base salary in 2013. He will be eligible to receive long-term incentive awards under the Company’s Amended and Restated 2004 Incentive Compensation Plan (the “Plan”) at the time of the Company’s annual grants in 2013 with a value of approximately $1,475,000. Such grants shall be subject to final approval by the Compensation Committee including grant date, mix of equity components and final amounts.

Mr. Kelly is also entitled to continue to participate in, or be compensated in accordance with, the plans and programs available generally to the Company’s executive officers, as outlined in the Company’s 2012 proxy statement filed April 6, 2012, including, but not limited to, the Company’s Executive Continuity and Protection Program and Deferred Income Plan.

Item 8.01 Other Events

On November 29, 2012, Tellabs’ Board of Directors declared a special cash dividend of $1.00 per share. The dividend is payable on December 21, 2012, to stockholders of record as of the close of business on December 14, 2012. A copy of the press release issued by Tellabs, Inc. concerning the foregoing is furnished herewith as Exhibit 99.2.

Item 9.01 Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Tellabs, Inc., dated November 29, 2012

99.2	Press Release of Tellabs, Inc., dated November 29, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELLABS, INC. (Registrant)

/s/ James M. Sheehan
James M. Sheehan Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

November 30, 2012

(Date)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Tellabs, Inc., dated November 29, 2012.

99.2	Press Release of Tellabs, Inc., dated November 29, 2012.